SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                   FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): June 18, 2000


                           Medical Manager Corporation
             (Exact name of Registrant as specified in its charter)


   Delaware                          0-17822                   22-2975182
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


669 River Drive, River Drive, Center Two
         Elmwood Park, NJ                                       07407- 1361
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (201) 703-3400



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Item 5.  Other Events

         On June 18, 2000, Medical Manager Corporation ("Medical Manager") entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger between Healtheon/WebMD Corporation ("Healtheon/WebMD") and Medical Manager, dated as of February 13, 2000 (the "Merger Agreement") amending terms of the Merger Agreement relating to the previously announced merger of Medical Manager with and into Healtheon/WebMD. Pursuant to the terms of Amendment No. 1, each share of common stock, par value $0.01 per share, of Medical Manager issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 2.5 shares of common stock, par value $0.0001 per share, of Healtheon/WebMD.

         In addition, Medical Manager will designate seven individuals who, as of the effective time of the merger, will be directors on the board of directors of the combined company. The additional members of Healtheon/WebMD's board of directors will be seven individuals designated by Healtheon/WebMD prior to the effective time and one individual designated by Quintiles Transnational Corporation.

         Amendment No. 1 also provides for the appointment, as of the effective time, of Martin J. Wygod, the Chairman of Medical Manager, and Jeff Arnold, the CEO of Healtheon/WebMD, to be Co-CEO's of the combined company and for amendments to Healtheon/WebMD's by-laws to allow for such change.

         Amendment No. 1 is attached hereto as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

         On June 18, 2000, CareInsite, Inc. ("CareInsite") entered into Amendment No. 1 ("CareInsite Amendment No. 1") to the Agreement and Plan of Merger among Healtheon/WebMD, Avicenna Systems Corporation, a Massachusetts corporation and a direct wholly owned subsidiary of Medical Manager ("Avicenna"), and CareInsite, a majority owned subsidiary of Avicenna, dated as of February 13, 2000 (the "CareInsite Merger Agreement") amending the terms of the previously announced merger of CareInsite with and into Avicenna (which at the time of such merger will be a wholly owned subsidiary of Healtheon/WebMD).

         The CareInsite Amendment No. 1 is attached hereto as Exhibit 2.2 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 2.1 Amendment No.1, dated as of June 18, 2000, to the Agreement and Plan of Merger between Medical Manager Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.

             Exhibit 2.2 Amendment No.1, dated as of June 18, 2000, to the Agreement and Plan of Merger among Healtheon/WebMD Corporation, Avicenna and CareInsite, dated as of February 13, 2000.

             Exhibit 2.3 Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000, (incorporated by reference to Exhibit 2.1 of Medical Manager's Form 8-K/A filed with the Commission on February 17, 2000).

             Exhibit 2.4 Agreement and Plan of Merger among Healtheon/WebMD Corporation, Avicenna Systems Corporation and CareInsite, Inc. dated February 13, 2000, (incorporated by reference to Exhibit
                                2.2 of Medical Manager's Form 8-K/A filed with the Commission on February 17, 2000).

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                                  EXHIBIT INDEX


Exhibit
  No.          Description
-------        -----------

2.1 Amendment No.1, dated June 18, 2000, to the Agreement and Plan of Merger between Medical Manager Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.

2.2 Amendment No.1, dated June 18, 2000, to the Agreement and Plan of Merger between CareInsite, Avicenna Systems Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.

2.3 Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000, (incorporated by reference to Exhibit 2.1 of Medical Manager's Form 8-K/A filed with the Commission on February 17, 2000).

2.4 Agreement and Plan of Merger among Healtheon/WebMD Corporation, Avicenna Systems Corporation and CareInsite, Inc. dated February 13, 2000, (incorporated by reference to Exhibit 2.2 of Medical Manager's Form 8-K/A filed with the Commission on February 17,
               2000).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDICAL MANAGER CORPORATION



Date:    June 29, 2000                     By: /s/ Charles A. Mele
                                              ----------------------------------
                                           Name:   Charles A. Mele
                                           Title:  Executive Vice President --
                                                   General Counsel and Secretary